Hartford Life Insurance Company Separate Account Three:

333-35000	Hartford Select Leaders (Series I/IR)
333-69493	Select Dimensions (Series II/IIR)
333-52711	Select Dimensions Asset Manager (Series I/IR)
033-80738	Select Dimensions (Series I)

Hartford Life and Annuity Company Separate Account Three:

333-69491	Select Dimensions (Series II/IIR)
333-52707	Select Dimensions Asset Manager (Series I/IR)

Product Information Notices Dated January 9, 2009

Product Information Notice Dated January 9, 2009

The Board of Trustees of the Morgan Stanley Select Dimensions Investment Series approved the liquidation and termination of the Morgan Stanley - Global Equity Portfolio (“Portfolio”). All shareholders of record on January 5, 2009, are entitled to vote on the plan of liquidation on April 3, 2009. If approved by the shareholders, upon completion of the liquidation, the Portfolio will no longer be available. As a result, effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Account will be transferred to the Morgan Stanley - Money Market Portfolio Sub-Account.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(iii)

any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(iv)	Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Morgan Stanley - Money Market Portfolio Sub-Account unless new instructions are provided.

HV-7887

Product Information Notice Dated January 9, 2009

The Board of Trustees of the Van Kampen Life Investment Trust approved the liquidation and termination of the Van Kampen LIT Enterprise Portfolio (“Portfolio”). All shareholders of record on January 5, 2009, are to vote on the plan of liquidation on April 3, 2009. If approved by the shareholders, upon completion of the liquidation, the Portfolio will no longer be available. As a result, effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(i)

any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)	Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

HV-7889